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                                                                   Exhibit 10.10


                                 AMENDMENT NO. I
                                       TO
                           MARINA VILLAGE OFFICE LEASE


THIS AMENDMENT NO. 1 TO MARINA VILLAGE OFFICE LEASE is made and entered into as of June 1, 1999, by and between ALAMEDA REAL ESTATE INVESTMENTS, a California limited partnership ("Landlord") and BIOMEDICINES, INC., a Delaware corporation, ("Tenant").

Landlord and Tenant have previously entered into that certain Marina Village Office Lease dated December 1, 1998, (the "Lease") with respect to certain premises located in 1301 Marina Village Parkway, Suite 200, Alameda, California. Landlord and Tenant now desire to amend the lease as hereinafter provided and, accordingly, Landlord and Tenant hereby agree as follows (unless otherwise defined, all capitalized terms used in this Amendment shall have the same meanings as set forth in the Lease):

1. AMENDMENT OF BASIC LEASE INFORMATION. The following provisions of the Basic Lease information are hereby amended to read as follows:

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
          TERM EXPIRATION:                  Apri1 30, 2004
          BASE RENT:                        May 1, 1999 - April 30, 2000                       $10,509/month
                                            May 1, 2000 - April 30, 2001                       $10,785/month
                                            May 1, 2001 - April 30, 2002                       $11,062/month
                                            May 1, 2002 - April 30, 2003                       $11,339/month
                                            May 1, 2003 - April 30, 2004                       $11,615/month

          SECURITY DEPOSIT:                 $37610.80
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2.       RATIFICATION. Landlord and Tenant hereby ratify and confirm all of the terms of the Lease as modified by paragraph 1 above. Except as expressly set forth to the contrary in this Amendment, the Lease, as amended, remains unmodified and in full force and effect. To the extent of any conflict between the terms of this Amendment and terms of the Lease, the terms of this Amendment shall control.


                                       1.
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IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment No. 1 as of the date first set forth above.

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TENANT:                                           LANDLORD:


BIOMEDICINES, INC.,                               ALAMEDA REAL ESTATE INVESTMENTS,
a Delaware corporation                            a California limited partnership

                                                  By:      Vintage Alameda Investments, LP
                                                           a California limited partnership,
                                                           operating general partner

                                                  By:      Vintage Properties - Alameda Commercial,
                                                           a California corporation,
                                                           managing general partner

By:                                               By:
   --------------------------------                  -------------------------------
Title:            CEO                             Title:         President
      -----------------------------                     ----------------------------
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